                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

================================================================================

                             RPM UNITED KINGDOM G.P.
                          (a U.K. general partnership)

                                       by

                     RPM CANADA (an Ontario partnership) and
         RPM CANADA INVESTMENT COMPANY (a Nova Scotia unlimited company)

                    as its general partners, and in its name

                 and as fully and unconditionally guaranteed by

                             RPM INTERNATIONAL INC.
                            (a Delaware corporation)

                                  $150,000,000
                           6.70% Senior Notes due 2015

                               PURCHASE AGREEMENT

Dated: October 19, 2005

================================================================================

                                TABLE OF CONTENTS

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                                                                                   Page
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
SECTION 1.    Representations and Warranties....................................     2
              (a)   Representations and Warranties by the Partnership and
                    the Guarantor...............................................     2
                    (i)      Offering Circular..................................     2
                    (ii)     Incorporated Documents.............................     3
                    (iii)    Independent Accountants............................     3
                    (iv)     Financial Statements...............................     3
                    (v)      No Material Adverse Change in Business.............     3
                    (vi)     Formation of the Partnership; Due Organization/
                             Registration of the Partners.......................     4
                    (vii)    Good Standing of the Guarantor.....................     4
                    (viii)   Good Standing of the Material Subsidiaries.........     5
                    (ix)     Authorization of this Agreement....................     5
                    (x)      Authorization of the Indenture.....................     5
                    (xi)     Authorization of the Notes.........................     5
                    (xii)    Authorization of the Guarantee.....................     6
                    (xiii)   Description of the Notes, the Guarantee and
                             the Indenture......................................     6
                    (xiv)    Absence of Defaults and Conflicts..................     6
                    (xv)     Absence of Labor Dispute...........................     7
                    (xvi)    Absence of Proceedings.............................     7
                    (xvii)   Absence of Manipulation............................     7
                    (xviii)  Possession of Intellectual Property................     7
                    (xix)    Absence of Further Requirements....................     8
                    (xx)     Investment Company Act.............................     8
                    (xxi)    Good and Marketable Title..........................     8
                    (xxii)   Environmental Laws.................................     8
                    (xxiii)  ERISA..............................................     9
                    (xxiv)   Insurance..........................................     9
                    (xxv)    Taxes..............................................    10
                    (xxvi)   Internal Controls..................................    10
                    (xxvii)  No Unlawful Payments...............................    10
                    (xxviii) No Brokerage Commission; Finder's Fee..............    10
                    (xxix)   Dividend Payments..................................    10
                    (xxx)    Similar Offering...................................    11
                    (xxxi)   Rule 144A Eligibility..............................    11
                    (xxxii)  No General Solicitation or General Advertising.....    11
                    (xxxiii) No Registration Required...........................    11
                    (xxxiv)  Reporting Guarantor................................    11
                    (xxxv)   Sarbanes-Oxley Compliance..........................    11
                    (xxxvi)  Other Charges......................................    11
              (b)   Officer's Certificates......................................    12
SECTION 2.    Sale and Delivery to Initial Purchasers; Closing..................    12
              (a)   Securities..................................................    12
              (b)   Payment.....................................................    12

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
              (c)   Denominations; Registration.................................    12
SECTION 3.    Covenants of the Partnership and the Guarantor....................    12
              (a)   Offering Circular...........................................    13
              (b)   Notice and Effect of Material Events........................    13
              (c)   Amendments to Offering Circular and Supplements.............    13
              (d)   Qualifications of the Securities for Offer and Sale.........    13
              (e)   Use of Proceeds.............................................    14
              (f)   Rating of the Securities....................................    14
              (g)   Restriction on Sale of the Securities.......................    14
              (h)   DTC.........................................................    14
              (i)   Reporting Requirements......................................    14
SECTION 4.    Payment of Expenses...............................................    14
              (a)   Expenses....................................................    14
              (b)   Termination of Agreement....................................    15
SECTION 5.    Conditions of Initial Purchasers' Obligations.....................    15
              (a)   Opinions of Counsels for the Partners.......................    15
              (b)   Opinions of Counsel for the Partners and the Guarantor......    15
              (c)   Opinion of Counsel for Initial Purchasers...................    15
              (d)   Officers' Certificate.......................................    16
              (e)   Accountants' Comfort Letter.................................    16
              (f)   Bring-down Comfort Letter...................................    16
              (g)   Maintenance of Rating.......................................    16
              (h)   Indenture...................................................    16
              (i)   Additional Documents........................................    16
              (j)   Termination of Agreement....................................    17
SECTION 6.    Subsequent Offers and Resales of the Securities...................    17
              (a)   Offer and Sale Procedures...................................    17
                    (i)   Offers and Sales under Rule 144A......................    17
                    (ii)  No General Solicitation...............................    17
                    (iii) Purchases by Non-Bank Fiduciaries.....................    17
                    (iv)  Subsequent Purchaser Notification.....................    17
                    (v)   Restrictions on Transfer..............................    18
              (b)   Covenants of the Partnership and the Guarantor..............    18
                    (i)   Integration...........................................    18
                    (ii)  Rule 144A Information.................................    18
                    (iii) Restriction on Purchases..............................    18
                    (iv)  No Registration under the 1940 Act....................    18
              (c)   Qualified Institutional Buyer...............................    19
SECTION 7.    Indemnification...................................................    19
              (a)   Indemnification of Initial Purchasers.......................    19
              (b)   Indemnification of the Partnership and the Guarantor........    19
              (c)   Actions against Parties; Notification.......................    20
              (d)   Settlement without Consent if Failure to Reimburse..........    20
SECTION 8.    Contribution......................................................    20
SECTION 9.    Representations, Warranties and Agreements to Survive Delivery....    22
SECTION 10.   Termination of Agreement..........................................    22

              (a)   Termination; General........................................    22
              (b)   Liabilities.................................................    22
SECTION 11.   Default by One or More of the Initial Purchasers..................    23
SECTION 12.   No Advisory or Fiduciary Responsibility...........................    23
SECTION 13.   Consent to Jurisdiction...........................................    24
SECTION 14.   Waiver of Immunity................................................    24
SECTION 15.   Judgment Currency.................................................    25
SECTION 16.   Notices...........................................................    25
SECTION 17.   Parties...........................................................    26
SECTION 18.   GOVERNING LAW AND TIME............................................    26
SECTION 19.   Effect of Headings................................................    26
SECTION 20.   Counterparts......................................................    26

SCHEDULES

Schedule A   List of Initial Purchasers
Schedule B   RPM United Kingdom G.P.--6.70% Senior Notes due 2015
Schedule C   List of Material Subsidiaries

EXHIBITS

Exhibit A    [Intentionally left blank]

Exhibit B    Form of Opinion of Blake, Cassels & Graydon LLP, Canadian and
             Ontario Counsel for the Partners, to be Delivered Pursuant to
             Section 5(a)

Exhibit C    Form of Opinion of P. Kelly Tompkins, General Counsel of the
             Guarantor, to be Delivered Pursuant to Section 5(b)

Exhibit D    Form of Opinion of Calfee, Halter & Griswold LLP, U.S. Counsel for
             the Partners and the Guarantor, to be Delivered Pursuant to Section
             5(b)

Exhibit E    Forms of Opinion of McInnes Cooper, Canadian and Nova Scotia
             Counsel for the Partners, to be Delivered Pursuant to Section 5(a)

                             RPM UNITED KINGDOM G.P.
                                       by
                  RPM CANADA and RPM CANADA INVESTMENT COMPANY
                    as its general partners, and in its name

                                  $150,000,000

                           6.70% Senior Notes due 2015

                               PURCHASE AGREEMENT

                                                                October 19, 2005

Goldman, Sachs & Co.
   As Representative of the several Initial Purchasers
   c/o Goldman Sachs & Co.
   85 Broad Street
   New York, New York 10004

Ladies and Gentlemen:

     RPM United Kingdom G.P. ("RPM UK") is a general partnership governed by the laws of England and Wales and between its general partners, RPM Canada (Registered Name) ("RPM Canada"), a general partnership registered under the laws of the Province of Ontario, and RPM Canada Investment Company ("RPM Investment"), an unlimited company existing under the laws of the Province of Nova Scotia, each as a general partner (each a "Partner" and collectively, the "Partners") of, and doing business in the name of, RPM UK. Under the law of England and Wales, RPM UK is a contractual relationship between the Partners and is not a legal entity and has no legal distinctive personality other than that of its Partners. This contractual relationship of the Partners acting in their capacities as general partners of, and doing business in the name of, RPM UK is hereinafter referred to as the "Partnership." The Partnership proposes to issue and sell to the Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Goldman, Sachs & Co. is acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Partnership pursuant to the partnership agreement dated August 24, 2005 (the "Partnership Agreement") between each of the Partners, and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $150,000,000 aggregate principal amount of the 6.70% Senior Notes due 2015 (the "Notes") issued in the name of the Partnership. The Notes will be fully and unconditionally guaranteed (the "Guarantee," and together with the Notes, the "Securities") as to principal, premium, if any, additional amounts, if any, and interest by RPM International Inc., a Delaware corporation (the "Guarantor"). The Notes are to be issued pursuant to an indenture, to be dated as of the Closing Time (as defined in Section 2(b)) (the "Indenture"), among the Partnership, the Guarantor, and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"), and for purposes of Article 13 of the Indenture, RPM Canada and RPM Investment, each in its own capacity.

     Each of the Partnership and the Guarantor understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. The Partnership does not intend to make a registered exchange offer for the Securities or to register the resale of the Securities. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act (the "1933 Act Regulations") by the Securities and Exchange Commission (the "Commission")).

     The Partnership has prepared and delivered to each Initial Purchaser copies of a preliminary offering circular dated October 19, 2005 (the "Preliminary Offering Circular") and have prepared and will deliver to each Initial Purchaser, by 9:00 A.M. (Eastern time) on the second calendar day after the date hereof, copies of a final offering circular dated October 19, 2005 (the "Final Offering Circular"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Circular" means, with respect to any date or time referred to in this Agreement, the most recent offering circular (whether the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Partnership and the Guarantor to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "described" in the Offering Circular (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Circular; and all references in this Agreement to amendments or supplements to the Offering Circular shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Offering Circular.

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Partnership and the Guarantor. Each of the Partnership and the Guarantor, jointly and severally, represents and warrants to each Initial Purchaser as of the date hereof, as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

          (i) Offering Circular. The Preliminary Offering Circular or the Final Offering Circular did not and will not, as of their respective dates, and at the Closing Time referred to in Section 2 will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Preliminary Offering Circular or the Final Offering Circular made in reliance upon and in conformity with information furnished to the Partnership and the Guarantor in writing by any Initial Purchaser through the Representative expressly for use in the Preliminary Offering Circular or the Final Offering Circular.

          (ii) Incorporated Documents. The Offering Circular as delivered from time to time shall incorporate by reference the most recent Annual Report of the Guarantor on Form 10-K filed with the Commission, each Quarterly Report of the Guarantor on Form 10-Q and each Current Report of the Guarantor on Form 8-K filed (not furnished) with the Commission subsequent to the date of filing of the most recent Annual Report of the Guarantor on Form 10-K and such other reports as specifically incorporated by reference in the Offering Circular. The documents incorporated by reference in the Offering Circular (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, or if amended, as so amended, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"). There are no contracts or documents which are required to be described in the Offering Circular or the Incorporated Documents which have not been so described, and there are no contracts or documents which are required to be filed as exhibits to the Incorporated Documents which have not been so filed as required.

          (iii) Independent Accountants. Ciulla, Smith & Dale, LLP, the accountants who certified the financial statements and supporting schedules incorporated by reference in the Offering Circular were independent public accountants within the meaning of Regulation S-X under the 1933 Act and the 1933 Act Regulations as of the date of the Guarantor's most recent Form 10-K and up to and including August 15, 2005. The Guarantor's recently appointed accountants, Ernst & Young LLP, are independent public accountants within the meaning of Regulation S-X under the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The financial statements, together with the related schedules and notes, incorporated by reference into the Offering Circular present fairly the financial position of the Guarantor and its consolidated subsidiaries at the dates indicated and the statement of income, shareholders' equity and cash flows of the Guarantor and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules incorporated by reference into the Offering Circular present fairly in accordance with GAAP the information required to be stated therein.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Circular (exclusive of any amendment thereto), except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of each of the Partnership, the Guarantor and the Guarantor's subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by each of the Partnership, the Guarantor or any of the Guarantor's Material Subsidiaries (as defined below), other than those in the ordinary course of business, which are material with respect to each of the Partnership, the Guarantor and the Guarantor's Material Subsidiaries considered as one enterprise, (C) except for regular quarterly dividends on the common stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Guarantor on any class of its capital stock, (D) there has not been any material change in the partnership interests or capital stock, as the case may be, short-term debt or long-term debt of each of the Partnership, the Guarantor and the Guarantor's Material Subsidiaries, and (E) since the date of the latest audited financial statements incorporated by reference in the Offering Circular, there has been no change in the Guarantor's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Guarantor's internal control over financial reporting.

          (vi) Formation of the Partnership; Due Organization/Registration of the Partners. RPM Canada and RPM Investment entered into a partnership agreement dated August 24, 2005 to establish a general partnership, known as "RPM United Kingdom G.P.," and selected the laws of England and Wales as the choice of law applicable to the partnership agreement. Under the laws of England and Wales, the Partnership is a contractual relationship between RPM Canada and RPM Investment and is not a separate legal entity and has no distinctive legal personality other than that of its Partners. Each of RPM Investment and RPM Canada Company ("RPMCAN") has been duly organized or amalgamated, respectively, and is validly existing as an unlimited company under the laws of the Province of Nova Scotia. RPM Canada conducts business through its partners, RPM Investment and RPMCAN, and is duly registered under the Business Names Act (Ontario) and existing as a general partnership under the Partnerships Act (Ontario). Each of the Partners has power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under, or as contemplated by, this Agreement and the Indenture. Each of the Partners is duly qualified as a foreign partnership or corporation, as the case may be, to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) Good Standing of the Guarantor. The Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under, or as contemplated by, this Agreement. The Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (viii) Good Standing of the Material Subsidiaries. Each corporate subsidiary of the Guarantor listed on Schedule C hereto (collectively, the "Corporate Material Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular. Each Corporate Material Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock or partnership interests, as the case may be, of each subsidiary of the Guarantor have been duly authorized and validly issued, are fully paid and non-assessable, except for RPMCAN and RPM Investment, the shares of which are assessable, and except for directors' qualifying shares and third party interests in joint ventures in which the Guarantor invests, are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims. RPM Canada, which exists as a general partnership under the Partnership Act (Ontario), and the Corporate Material Subsidiaries are the only subsidiaries of the Guarantor which meet the criteria in the definition of "significant subsidiary" pursuant to Rule 1-02(w) of Regulation S-X under the 1933 Act. RPM Investment, which exists as an unlimited company under the laws of the Province of Nova Scotia, is not a "significant subsidiary" pursuant to Rule 1-02(w) of Regulation S-X under the 1933 Act. The Corporate Material Subsidiaries, RPM Canada and RPM Investment are collectively referred to herein as "Material Subsidiaries."

          (ix) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership and the Guarantor.

          (x) Authorization of the Indenture. The Indenture has been duly authorized by the Partnership and the Guarantor and, when executed and delivered by the Partners, the Guarantor and the Trustee, and for purposes of Article 13 of the Indenture, each of RPM Canada and RPM Investment in its own capacity, will constitute a valid and binding agreement of each of RPM Canada, RPM Investment and the Guarantor, enforceable against each of RPM Canada, RPM Investment and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (xi) Authorization of the Notes. The Notes have been duly authorized and, at the Closing Time, will have been duly executed by the Partnership and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Partners, enforceable against the Partners in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xii) Authorization of the Guarantee. The Guarantee has been duly authorized by the Guarantor and, when executed in accordance with the provisions of the Indenture and delivered to the Initial Purchasers in accordance with the terms of this Agreement, will be a valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except that enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (xiii) Description of the Notes, the Guarantee and the Indenture. The Notes, the Guarantee and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Circular.

          (xiv) Absence of Defaults and Conflicts. None of the Partnership, the Guarantor nor any of the Guarantor's Material Subsidiaries is in violation of its charter or by-laws or other constituting or organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Partnership, the Guarantor or any of the Guarantor's Material Subsidiaries is a party or by which the Partnership, the Guarantor or any of the Guarantor's Material Subsidiaries may be bound, or to which any of the property or assets of the Partnership, the Guarantor or any of the Guarantor's Material Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults relating to such Agreements and Instruments that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Guarantee and the Notes and the consummation of the transactions contemplated herein and in the Offering Circular (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Circular under the caption "Use of Proceeds") and compliance by the Partners, the Partnership and the Guarantor with their obligations hereunder and under the Indenture, the Guarantee and the Notes do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership, the Guarantor or any of the Guarantor's subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or prevent the Partnership or the Guarantor from performing their respective obligations hereunder), nor will such action result in any violation of (i) the provisions of the charter or by-laws or other constituting or organizational document of each of the Partnership, the Guarantor or any of the Guarantor's Material Subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership, the Guarantor or any of the Guarantor's subsidiaries or any of their assets, properties or operations, except in the case of clause (ii), for such violation that would not result in a Material Adverse Effect or prevent the Partnership or the Guarantor from performing their respective obligations hereunder. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment prior to the stated maturity or repayment thereof of all or a portion of such indebtedness by the Partnership, the Guarantor or any of the Guarantor's subsidiaries.

          (xv) Absence of Labor Dispute. No labor dispute with the employees of the Partnership, the Guarantor or any of the Guarantor's Material Subsidiaries exists or, to the knowledge of the Partnership or the Guarantor, is imminent which, in either case, might be expected to have a Material Adverse Effect.

          (xvi) Absence of Proceedings. Except as disclosed in the Offering Circular, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Partnership or the Guarantor, threatened, against or affecting the Partnership, the Guarantor or any of the Guarantor's subsidiaries, which, singly or in the aggregate, if determined adversely, would reasonably be expected to result in a Material Adverse Effect.

          (xvii) Absence of Manipulation. None of the Partnership, the Guarantor nor any affiliate of the Partnership or the Guarantor has taken, nor will the Partnership, the Guarantor or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership or the Guarantor to facilitate the sale of the Securities.

          (xviii) Possession of Intellectual Property. The Guarantor and the Guarantor's subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and to the knowledge of the Partnership or the Guarantor, neither the Guarantor nor any of the Guarantor's subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Partnership, the Guarantor or any of the Guarantor's subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Partnership, RPM Canada, RPM Investment or the Guarantor of their obligations hereunder or under the Indenture, in connection with the offering, issuance or sale of the Securities hereunder, or the consummation of the transactions contemplated by this Agreement or the Offering Circular, or for the due execution, delivery or performance by the Partnership, RPM Canada, RPM Investment or the Guarantor of this Agreement or the Indenture, or for the valid authorization, issuance, sale and delivery of the Securities, except such as have been already obtained.

          (xx) Investment Company Act. None of the Partners, the Partnership, the Guarantor nor any of the Guarantor's subsidiaries is, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Circular will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi) Good and Marketable Title. The Partnership, the Guarantor and each of the Guarantor's Material Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, and all assets held under lease by the Partnership, the Guarantor and the Guarantor's Material Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions to each of the above statements that are described in the Offering Circular or that have not had and would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (xxii) Environmental Laws. There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances by the Partnership, the Guarantor or any of the Guarantor's subsidiaries (or, to the knowledge of the Partnership, the Guarantor, any of the Guarantor's subsidiaries or any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Partnership, the Guarantor or the Guarantor's subsidiaries in violation of, and the Partnership, the Guarantor or any of the Guarantor's subsidiaries has no liability under, any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation, liability or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations, liabilities and remedial actions, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Partnership, the Guarantor or any of the Guarantor's subsidiaries or with respect to which the Partnership, the Guarantor or any of the Guarantor's subsidiaries have knowledge or are liable, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect. The terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          In the ordinary course of their business, each of the Partners, the Partnership, the Guarantor and the Guarantor's subsidiaries conduct periodic reviews of the effect of any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") on the business, operations and properties of the Partnership, the Guarantor and the Guarantor's subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Partnership and the Guarantor have reasonably concluded that such associated costs and liabilities have not had and would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (xxiii) ERISA. The Partnership and the Guarantor are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Partnership or the Guarantor would have any liability; neither of the Partnership nor the Guarantor has incurred and expects to incur liability under (A) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Partnership and the Guarantor would have any liability that is intended to be qualified under
     Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (xxiv) Insurance. The Partnership, the Guarantor and each of the Guarantor's subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties, other than as otherwise disclosed in the Offering Circular.

          (xxv) Taxes. The Partnership and the Guarantor have filed all federal, state, foreign and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Partnership, the Guarantor or any of the Guarantor's subsidiaries which has had, nor does the Partnership or the Guarantor have any knowledge of any tax deficiency which, if determined adversely to the Partnership, the Guarantor or any of the Guarantor's subsidiaries, might have, a Material Adverse Effect.

          (xxvi) Internal Controls. The Partnership and the Guarantor (A) make and keep accurate books and records and (B) maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management's authorization and (iv) the reported accountability for its assets is compared with existing assets at reasonable intervals; (X) the Guarantor's internal control over financial reporting (as that term is defined in Rule 13a-15(f) of the 1934
     Act) was effective as of May 31, 2005, (Y) the Guarantor is not aware of any change in its internal control over financial reporting that occurred since May 31, 2005, that has materially affected, or is reasonably likely to materially affect its internal control over financial reporting, and (Z) the Guarantor is not aware of any change in the effectiveness of its disclosure controls and procedures since August 31, 2005.

          (xxvii) No Unlawful Payments. To the best knowledge of the Partnership and the Guarantor after due inquiry, neither the Partnership, the Guarantor nor any of the Guarantor's subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Partnership, the Guarantor or any of the Guarantor's subsidiaries, (A) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (xxviii) No Brokerage Commission; Finder's Fee. To the best knowledge of the Partnership and the Guarantor after due inquiry, there are no contracts, agreements or understandings between the Partnership or the Guarantor and any person that would give rise to a valid claim against the Partnership, the Guarantor or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offering of the Securities.

          (xxix) Dividend Payments. No Material Subsidiary of the Guarantor is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Guarantor, from making any other distribution on such Material Subsidiary's capital stock or from repaying the Guarantor any loans or advances to such Material Subsidiary from the Guarantor.

          (xxx) Similar Offering. Neither the Partnership, the Guarantor nor any of their affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell, or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Notes in a manner that would require the Securities to be registered under the 1933 Act.

          (xxxi) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted on a U.S. automated interdealer quotation system.

          (xxxii) No General Solicitation or General Advertising. None of the Partnership, the Guarantor, their Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers and their respective Affiliates, as to whom the Partnership and the Guarantor make no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D of the 1933 Act.

          (xxxiii) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and the initial resale by the Initial Purchasers to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Circular to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

          (xxxiv) Reporting Guarantor. The Guarantor is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

          (xxxv) Sarbanes-Oxley Compliance. There is and has been no failure in any material respect on the part of the Guarantor or, to the knowledge of the Guarantor, any of the Guarantor's directors or officers in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans, Section 404 related to internal control over financial reporting and Sections 302 and 906 related to certifications.

          (xxxvi) Other Charges. Except as described in the Offering Circular, under the laws of the United Kingdom or any political subdivision thereof or therein or under the federal laws of Canada or any political subdivision or taxing authority thereof or therein existing on the date hereof payments made by the Partnership, RPM Canada, RPM Investment and the Guarantor, as the case may be, to holders under the Notes or the Guarantee, as the case may be, and the Indenture will not be subject to any withholding tax or similar charges.

     (b) Officer's Certificates. Any certificate signed by any officer of the Partnership or the Guarantor delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Partnership and the Guarantor, respectively, to the Initial Purchasers as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

     (a) Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, each of the Partnership and the Guarantor agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Partnership and the Guarantor at the price set forth in Schedule B hereto the principal amount of the Securities set forth opposite the name of such Initial Purchaser in Schedule A plus any additional principal amount of Securities that such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

     (b) Payment. Payment of the purchase price for, and delivery of one or more global certificates for, the Securities shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representative and the Partnership, at 9:00 A.M. (Eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 11 hereof), or at such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Partnership (such time and date of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Partnership by wire transfer of immediately available funds to a bank account designated by the Partnership, against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for their accounts, to accept delivery of, receipt for, and make payment of the purchase price for the Securities that it has agreed to purchase. Goldman, Sachs & Co., individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

     (c) Denominations; Registration. Certificates for the Securities shall be in such denominations (of $1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be; provided that any Securities in global form be registered in the name of Cede & Co. The certificates for the Securities will be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Partnership and the Guarantor. Each of the Partnership and the Guarantor, jointly and severally, covenants with each Initial Purchaser as follows:

     (a) Offering Circular. The Partnership or the Guarantor, as promptly as possible, will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Circular and any amendments and supplements thereto and any Incorporated Documents as the Initial Purchasers may reasonably request.

     (b) Notice and Effect of Material Events. The Guarantor will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Partnership or the Guarantor of information relating to the offering of the Securities with any securities exchange or any other securities regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice from the Initial Purchasers to the Guarantor in writing, any material changes in or affecting the condition, financial or otherwise, or the earnings, business or business prospects of the Partnership, the Guarantor and the Guarantor's subsidiaries considered as one enterprise which (i) make any statement in the Offering Circular false or misleading or (ii) are not disclosed in the Offering Circular. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Guarantor, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Circular in order that the Offering Circular not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Partnership and the Guarantor will forthwith amend or supplement the Offering Circular by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Circular (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

     (c) Amendments to Offering Circular and Supplements. The Partnership or the Guarantor will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Circular and will not effect any such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

     (d) Qualifications of the Securities for Offer and Sale. The Partnership and the Guarantor will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and will maintain such qualification in effect as long as required in connection with the distribution of the Securities; provided, however, that the Partnership or the Guarantor shall not be obligated to file any general consent to service of process or to qualify as a foreign partnership or corporation, as the case may be, or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Partnership and the Guarantor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

     (e) Use of Proceeds. The Partnership will use the net proceeds received from the sale of the Securities in the manner indicated in the Offering Circular under "Use of Proceeds."

     (f) Rating of the Securities. The Partnership and the Guarantor shall take all reasonable action necessary to enable Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investor Service, Inc. ("Moody's") to provide their respective credit ratings of the Securities.

     (g) Restriction on Sale of the Securities. During a period of 45 days from the date of the Offering Circular, the Partnership and the Guarantor will not, without the prior written consent of the Representative, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other similar debt securities of the Partnership or the Guarantor or securities of the Partnership or the Guarantor that are convertible into, or exchangeable for, the offered Securities or such other similar debt securities. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder and (B) commercial paper issued by the Partnership or the Guarantor in the ordinary course of their respective business.

     (h) DTC. The Partnership and the Guarantor will cooperate with the Representative and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

     (i) Reporting Requirements. The Guarantor, during the period when the Offering Circular is required to be delivered, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Guarantor will pay all expenses (including value added tax and any other tax of a similar nature, if applicable) incident to the performance of its and the Partnership' obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Circular (including financial statements and any schedules or exhibits thereto and any Incorporated Document) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any Agreement among Initial Purchasers, the Indenture, the Notes, the Guarantee and such other documents as may be required in connection with the offer, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the global certificates representing the Securities to the Initial Purchasers including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Partners', the Partnership's and the Guarantor's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d), including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) any fees of the NASD in connection with the Securities, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Notes and the Guarantee, (viii) any fees payable in connection with the rating of the Securities and (ix) all reasonable costs and expenses relating to investor presentations, including any "road show" presentations undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides, graphics and Bloomberg presentation recordings.

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 10 hereof, the Partnership and the Guarantor shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

     SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Partnership and the Guarantor contained in
Section 1 hereof or in certificates of any officer of the Partnership and the Guarantor delivered pursuant to the provisions hereof, to the performance by the Partnership and the Guarantor, as applicable, of their respective covenants and other obligations hereunder, and to the following further conditions:

     (a) Opinions of Counsels for the Partners. At the Closing Time, the Initial Purchasers shall have received the opinion of Squire, Sanders & Dempsey, U.K. counsel for the Partners, in form and substance satisfactory to counsel for the Initial Purchasers, and the opinions of Blake, Cassels & Graydon LLP, Canadian counsel for the Partners and McInnes Cooper, Nova Scotia counsel for the Partners, each in form and substance satisfactory to counsel for the Initial Purchasers and dated as of the Closing Time, to the effect set forth in Exhibits B and E hereto, respectively. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Partnership and the Partners acting on behalf of the Partnership and certificates of public officials.

     (b) Opinions of Counsel for the Partners and the Guarantor. At the Closing Time, the Initial Purchasers shall have received the opinion of P. Kelly Tompkins, General Counsel of the Guarantor, and the opinion of Calfee, Halter & Griswold LLP, U.S. counsel for the Partners, the Partnership and the Guarantor, each in form and substance satisfactory to counsel for the Initial Purchasers and dated as of the Closing Time, to the effect set forth in Exhibits C and D hereto, respectively. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the officers of the Partners, the Partnership and the Guarantor and certificates of public officials.

     (c) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the opinion, dated as of the Closing Time, of Shearman & Sterling LLP, counsel for the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Partners, the Partnership and the Guarantor and certificates of public officials.

     (d) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Circular (exclusive of any amendments or supplements thereto after the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Partnership, the Guarantor and the Guarantor's subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "material adverse change"), and the Initial Purchasers shall have received a certificate of the President or a Senior Vice President of the Guarantor and of a senior executive officer of the Partnership and the Chief Financial Officer of the Guarantor and the Partnership, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Partnership has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

     (e) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from each of Ciulla, Smith & Dale, LLP and Ernst & Young LLP a letter dated such date, in the form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' comfort letters to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Circular.

     (f) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from Ciulla, Smith & Dale, LLP and Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (g) Maintenance of Rating. At the Closing Time, the Securities shall be rated at least BBB (negative outlook) by S&P and Baa3 (negative outlook) by Moody's, and the Partnership and the Guarantor shall have delivered to the Initial Purchasers a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Initial Purchasers, confirming that the Securities have such rating. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Partnership's or the Guarantor's other securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such security rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications (other than as indicated above), its rating on the Securities or any of the Partnership's or the Guarantor's other securities.

     (h) Indenture. At or prior to the Closing Time, the Partnership, the Guarantor and the Trustee, and for the purposes of Article 13 of the Indenture, RPM Canada and RPM Investment, shall have duly executed and delivered the Indenture.

     (i) Additional Documents. At the Closing Time counsel for the Initial Purchasers shall have been furnished with such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Partnership and the Guarantor in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

     (j) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Partnership and the Guarantor at any time at or prior to the Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

     SECTION 6. Subsequent Offers and Resales of the Securities.

     (a) Offer and Sale Procedures. Each of the Initial Purchasers, the Partnership and the Guarantor, as the case may be, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities.

          (i) Offers and Sales under Rule 144A. Offers and sales of the Securities shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A ("Qualified Institutional Buyer"). In each case, persons acquiring the Securities from the Initial Purchasers are deemed to have represented and agreed as provided in the Final Offering Circular under the caption "Notice to Investors."

          (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) shall be used in the United Stated in connection with the offering or sale of the Securities.

          (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of Securities acting as a fiduciary for one or more third parties, each third party shall, in the reasonable belief of such Initial Purchaser, be a Qualified Institutional Buyer, to whom the notice required in subsection (iv) below has been given.

          (iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or its affiliate that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Partnership or (2) outside the United States in accordance with Regulation S or inside the United States in accordance with
     (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

          (v) Restrictions on Transfer. The transfer restrictions and the other provisions set forth in the Offering Circular under the caption "Notice to Investors," including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Partnership, the Guarantor and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to each Subsequent Purchaser pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Partnership or the Guarantor for any losses, damages or liabilities suffered or incurred by the Partnership or the Guarantor, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Securities.

     (b) Covenants of the Partnership and the Guarantor. Each of the Partnership and the Guarantor, jointly and severally, covenants with each Initial Purchaser as follows:

          (i) Integration. Each of the Partnership and the Guarantor agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, Securities of the Partnership, the Guarantor or any Affiliate thereof of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer and sale would render invalid (for the purpose of (A) the sale of the Securities by the Partnership and the Guarantor to the Initial Purchasers,
     (B) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers, or (C) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

          (ii) Rule 144A Information. Each of the Partnership and the Guarantor agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Guarantor furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

          (iii) Restriction on Purchases. Until the expiration of two years after the original issuance of the Securities, each of the Partnership and the Guarantor will not, and will cause their respective "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent on behalf of and for the account of customers in the ordinary course of business as a securities broker in unsolicited broker's transactions) unless, immediately upon any such purchase, the Partnership, the Guarantor or any such affiliate shall submit such Securities to the Trustee for cancellation.

          (iv) No Registration under the 1940 Act. Each of the Partners and the Guarantor agrees not to be or become, at any time prior to the expiration of two years after the Closing Time, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the 1940 Act.

     (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Partnership and the Guarantor that it is a Qualified Institutional Buyer.

     SECTION 7. Indemnification.

     (a) Indemnification of Initial Purchasers. Each of the Partnership and the Guarantor, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Final Offering Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Guarantor; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information provided in writing to the Guarantor through the Representative specifically for use in the Offering Circular (or any amendment or supplement thereto).

     (b) Indemnification of the Partnership and the Guarantor. Each Initial Purchaser agrees, severally, and not jointly, to indemnify and hold harmless each of the Partnership, the Guarantor and each person, if any, who controls the Partnership and the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Circular (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Guarantor by such Initial Purchaser through the Representative expressly for use in the Offering Circular (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Guarantor. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership and the Guarantor, on the one hand, and of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Partnership and the Guarantor on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership and the Guarantor and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities.

     The relative fault of the Partnership and the Guarantor on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership and the Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Partnership, the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Partnership or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Partnership and the Guarantor. The Initial Purchasers' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of the Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Partnership, the Guarantor or any of the Guarantor's subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or its affiliates or selling agents, any person controlling any Initial Purchaser, its officers or directors or any person controlling the Partnership or the Guarantor and (ii) delivery of and payment for the Securities.

     SECTION 10. Termination of Agreement.

     (a) Termination; General. The Representative may terminate this Agreement by notice to the Guarantor at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, otherwise than as set forth or contemplated in the Offering Circular, or (ii) if the Guarantor and its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or
(iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, the effect of which, in any such case described in clauses (i) through (iii), is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Guarantor has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a banking moratorium has been declared by either federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

     SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Initial Purchasers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Initial Purchasers shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers; or

     (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

     No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Guarantor shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Circular or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section.

     SECTION 12. No Advisory or Fiduciary Responsibility. Each of the Partnership and the Guarantor acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Partnership and the Guarantor, on the one hand, and the several Initial Purchasers, on the other hand, and the Partnership and the Guarantor are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Partnership, Guarantor or their respective Affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Partnership or the Guarantor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Partnership or the Guarantor on other matters) or any other obligation to the Partner and the Guarantor except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Partnership and the Guarantor and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Partnership and the Guarantor have consulted their own legal, financial, accounting, regulatory, and tax advisors to the extent they deemed appropriate, and each of the Partnership and the Guarantor agrees that it will not claim that the Initial Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Partnership or the Guarantor, in connection with such transaction or the process leading thereto.

     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership, the Guarantor and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. Each of the Partnership, the Guarantor and the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     SECTION 13. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each of the Partnership and the Partners acting on behalf of the Partnership irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party's address set forth in Section 16 hereof shall be effective service of process for any Related Proceeding brought in any Specified Court. Each of the Partnership and the Partners acting on behalf of the Partnership irrevocably and unconditionally waives any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each of the Partnership and the Partners acting on behalf of the Partnership irrevocably appoints Corporation Service Company, as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

     SECTION 14. Waiver of Immunity. With respect to any Related Proceeding, each of the Partnership and the Partners acting on behalf of the Partnership waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each of the Partnership and the Partners acting on behalf of the Partnership waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     SECTION 15. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the Partnership, the Guarantor and the Initial Purchasers hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase U.S. dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligations of the Partnership and the Guarantor in respect of any sum due from it to any Initial Purchaser shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Partnership and the Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Partnership and the Guarantor an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

     SECTION 16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

     Notices to the Initial Purchasers shall be directed to:

          Goldman, Sachs & Co.
          One New York Plaza, 42nd Floor
          New York, New York 10004
          Attention: Registration Department

           With a copy to:

          Shearman & Sterling LLP
          801 Pennsylvania Avenue
          Washington, D.C. 20004-2604
          Attention: Abigail Arms
          Fax: (202) 508-8100

     Notices to the Partnership, the Partners or the Guarantor shall be directed to:

          RPM International Inc.
          P.O. Box 777
          2628 Pearl Road
          Medina, Ohio 44258
          Attention: General Counsel
          Fax: (330) 225-6574

          With a copy to:

          Calfee, Halter & Griswold LLP
          800 Superior Avenue, Suite 1400
          Cleveland, Ohio 44114
          Attention: Edward W. Moore
          Fax: (216) 241-0816

     SECTION 17. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, each of the Partnership, the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Partnership, the Guarantor and their respective successors and the controlling persons referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Partnership, the Guarantor and their respective successors, and said controlling persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

     SECTION 18. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 19. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Partnership by the Partners as its general partners and in its name and the Guarantor in accordance with its terms.

                                        Very truly yours,

                                        RPM Canada Investment Company, as a
                                        general partner in RPM United Kingdom
                                        G.P.


                                        By: /s/ P. Kelly Tompkins
                                            ------------------------------------
                                        Name: P. Kelly Tompkins
                                        Title: Secretary


                                        RPM Canada (registered name), as a
                                        general partner in RPM United Kingdom
                                        G.P.


                                        By: /s/ P. Kelly Tompkins
                                            ------------------------------------
                                        Name: P. Kelly Tompkins
                                        Title: Secretary


                                        Guaranteed by:

                                        RPM INTERNATIONAL INC.


                                        By: /s/ Robert L. Matejka
                                            ------------------------------------
                                        Name: Robert L. Matejka
                                        Title: Vice President
                                               Chief Financial Officer
                                               and Controller

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

Acting severally on behalf of
   themselves and the several Initial
   Purchasers named in Schedule A
   hereto


By: /s/ Goldman, Sachs & Co.
    ---------------------------------
    (Goldman, Sachs & Co.)

RPM 2005 - PURCHASE AGREEMENT

                                   SCHEDULE A

                           LIST OF INITIAL PURCHASERS

                     Name of Initial Purchaser                          Principal Amount of Notes
                     -------------------------                          -------------------------
Goldman, Sachs & Co..................................................          $105,000,000
Banc of America Securities LLC.......................................            13,500,000
KeyBanc Capital Markets, a division of McDonald Investments Inc......            13,500,000
Wachovia Capital Markets, LLC........................................            13,500,000
LaSalle Financial Services, Inc......................................             4,500,000
                                                                               ------------
   Total.............................................................          $150,000,000
                                                                               ============


                                     SCH A-1

                                   SCHEDULE B

                             RPM UNITED KINGDOM G.P.
                                       by
                  RPM CANADA and RPM CANADA INVESTMENT COMPANY
                    as its general partners, and in its name

                           6.70% SENIOR NOTES DUE 2015

     1. The initial offering price per $1,000 principal amount of the Notes shall be $999.04.

     2. The purchase price to be paid by the Initial Purchasers for the Notes shall be $992.54 per $1,000 principal amount of Notes, being an amount equal to the initial offering price set forth in paragraph 1 above, less $6.50 per $1,000 principal amount of Notes.

     3. Cash interest on the Notes will be payable semi-annually in arrears on May 1 and November 1 of each year, beginning May 1, 2006. The Notes will accrue interest from November 1, 2005.

     4. The Notes are redeemable at any time and from time to time at a redemption price equal to the greater of 100% of the principal amount of Notes being redeemed and the "make-whole amount" described in the Final Offering Circular.


                                     SCH B-1

                                   SCHEDULE C

                          LIST OF MATERIAL SUBSIDIARIES

 Corporate Material Subsidiaries    Jurisdiction of Incorporation
 -------------------------------    -----------------------------
RPM, Inc.........................              Ohio
RPM Industrial Holding Company...            Delaware
RPM Consumer Holding Company.....            Delaware
RPM Holdco Corp..................            Delaware
Rust-Oleum Corporation...........            Illinois
Tremco Incorporated..............              Ohio
DAP Products Inc.................            Delaware
RPM Canada Company...............          Nova Scotia

   Other Material Subsidiaries      Jurisdiction of Incorporation
   ---------------------------      -----------------------------
RPM Canada ......................              Ontario
RPM Canada Investment Company....            Nova Scotia


                                     SCH C-1

                                    EXHIBIT A

                           [Intentionally left blank]


                                   Exhibit A-1

                                    EXHIBIT B

                FORM OF OPINION OF BLAKE, CASSELS & GRAYDON LLP,
                  CANADIAN AND ONTARIO COUNSEL OF THE PARTNERS,
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)

1. Relying solely on the registration under the Business Names Act (Ontario), the Officer's Certificate and the Canadian Partnership Agreement, RPM Canada is a general partnership formed and existing under the Partnerships Act (Ontario).

2. All necessary action has been taken under or as required by the provisions of the Canadian Partnership Agreement to authorize the execution and delivery of the U.K. Partnership Agreement by RPM Canada.

3. All necessary action has been taken under or as required by the Canadian Partnership Agreement to authorize the execution and delivery of the Purchase Agreement, the Notes and the Indenture by RPM Canada in its capacity as one of the partners in the U.K. Partnership and, with respect to the Indenture, in its capacity as an Ontario partnership.

4. The Canadian Partnership Agreement, is a legal, valid and binding obligation of each of the parties thereto enforceable against each of such parties by each other party thereto in accordance with its terms.

5. The U.K. Partnership Agreement has been duly executed and delivered by RPM Canada, in its capacity as a partner in the U.K. Partnership, in accordance with the provisions of the Canadian Partnership Agreement, to the extent that the laws of the Province of Ontario govern such execution and delivery (such execution and physical delivery having been effected outside of the Province of Ontario).

6. Each of the Purchase Agreement, the Notes and the Indenture has been duly executed and delivered by RPM Canada, in its capacity as a partner in the U.K. Partnership in the case of the Purchase Agreement and the Notes and in both of its capacity as a partner in the U.K. Partnership Agreement and in its capacity as an Ontario partnership in the case of Article 13 of the Indenture, in accordance with the provisions of the Canadian Partnership Agreement, to the extent that the laws of Ontario govern such execution and delivery (such execution and physical delivery having been effected outside of the Province of Ontario).

7. The execution and delivery by RPM Canada of the Purchase Agreement, the Notes and the Indenture, in its capacity as a partner in the U.K. Partnership in the case of the Purchase Agreement and the Notes and in both its capacity as a partner in the U.K. Partnership and in its capacity as an Ontario partnership in the case of Article 13 of the Indenture, and the performance by RPM Canada of its obligations under Article 13 of the Indenture, will not result in a breach of, or constitute a default under
     (a) any statute or regulation of the Province of Ontario or any federal statute or regulation of Canada applicable in Ontario, or (b) the Canadian Partnership Agreement.


                                  Exhibit B-1

8. The choice of the laws of New York ("New York Law") as the governing law of the Indenture, the Notes, and the Purchase Agreement (the "New York Documents") will be upheld as a valid choice of law by a court of the Province of Ontario (an "Ontario Court"), provided that in each case such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other jurisdiction) and provided that in each case such choice of law is not contrary to public policy, as that term is understood under the laws of the Province of Ontario and the federal laws of Canada applicable in such Province ("Ontario Law"). To our knowledge, there are no reasons under present Ontario Law that the choice of New York Law as the governing law of the New York Documents would be contrary to public policy, as that term is understood under Ontario Law.

9. In any proceeding undertaken in an Ontario Court to enforce or interpret the New York Documents, an Ontario Court would, subject to paragraph 8, to the extent New York Law is pleaded and proved, enforce the applicable New York Document in accordance with New York Law, but only with respect to those matters which under Ontario Law are to be determined by the proper law of the New York Document (and in particular, but without limitation, not with respect to matters of procedure or property interests or security interests that under Ontario Law are to be determined by a law other than the proper law of the applicable New York Document); provided, however, that none of the provisions of the New York Documents or of New York Law is contrary to public policy, as such term is understood under Ontario Law. However, an Ontario Court will retain discretion to decline to hear such action if it is contrary to public policy (as that term is understood under Ontario Law) for it to hear such action, or if it is not the proper forum to hear such an action, or if the proceedings in respect of the same cause of action are being brought elsewhere.

10. An Ontario Court would enforce a final, conclusive and subsisting judgment in personam of any New York court of competent jurisdiction (a "New York Court") which is not impeachable as void or voidable under New York Law enforcing the rights of holders of the Notes and the purchaser under the Purchase Agreement, under the New York Documents, as against the U.K. Partnership if:

     (a)  the judgment was for a sum certain in money;

     (b) the New York Court had jurisdiction over the subject matter and the judgment debtor, as recognized by Ontario Courts and the New York Court;

     (c) the foreign judgment and the proceedings leading thereto did not involve the breach of and was not otherwise contrary to natural justice, including the fundamental right of a person to be heard fairly;

     (d) the enforcement of the judgment would be consistent with Ontario Law and would not be contrary to public policy, as that term is understood under Ontario Law;


                                  Exhibit B-2

     (e) no new admissible evidence, right or defense relevant to the action accrues or is discovered prior to the rendering of judgment by an Ontario Court;

     (f) there has been compliance with the limitations period (if any) of Ontario Law requiring that an action be commenced in Ontario within a specified period of the date of such judgment in New York; and

     (g) the enforcement of the judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory, penal or similar laws.

11. Under the Tax Act, the payment by the U.K. Partnership of interest, principal or premium (if any) on the Notes to a Non-Resident Holder that deals at arm's length with the U.K. Partnership, RPM Canada and the Partners for the purposes of the Tax Act will be exempt from Canadian withholding tax. A Non-Resident Holder will not be subject to tax under the Tax Act in respect of a gain realized upon the disposition or deemed disposition of the Notes (including, on a sale, redemption, repurchase, retirement or payment on maturity).

12. The statements in the Offering Circular under the caption "Certain Canadian and Federal Income Tax Considerations" constitute a fair summary of the principal Canadian federal income tax considerations generally applicable to Holders addressed therein.


                                  Exhibit B-3

                                    EXHIBIT C

                      FORM OF OPINION OF P. KELLY TOMPKINS,
                        GENERAL COUNSEL OF THE GUARANTOR,
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

          (i) The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses require such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, except where the failure to be so qualified or to be in good standing as a foreign corporation have not had and would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (ii) Each of RPM, Inc., RPM Industrial Holding Company, RPM Consumer Holding Company, RPM Holdco Corp., Rust-Oleum Corporation, Tremco Incorporated and DAP Products Inc. (each a "Domestic Material Subsidiary" and, collectively, the "Domestic Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and conduct the business in which its is engaged, except where the failure to be so qualified or to be in good standing as a foreign corporation has not and would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (iii) All of the issued shares of capital stock of each Domestic Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

          (iv) To the best of my knowledge after due inquiry and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property or assets of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Guarantor or any of its subsidiaries, singularly or in the aggregate, might have a Material Adverse Effect; and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (v) The statements contained in the Offering Circular under the captions "Business--Environmental Matters," "Business--Legal Proceedings," "Risk Factors--The chemical and construction products industries in which we serve expose us to inherent risks of claims and other litigation-related costs, which could adversely impact our business," "Risk Factors--Certain of our subsidiaries, principally Bondex International, Inc., are defendants in numerous asbestos-related personal injury lawsuits.


                                  Exhibit C-1

Resolutions of existing and future asbestos related lawsuits may have a material and adverse effect on our future consolidated financial condition, operating results and liquidity," "Risk Factors--Environmental laws and regulations could subject us to significant future expenditures or liabilities, which could have an adverse impact on our business" and "Item 13. Certain Relationships and Related Transactions" (incorporated by reference to the Guarantor's Annual Report on Form 10-K for the year ended May 31, 2005) insofar as they describe charter documents, contracts, legal proceedings, federal and state statutes, rules and regulations, constitute a fair summary thereof;

          (vi) The issue and sale of the Securities and the execution, delivery and compliance by the Guarantor with all of the provisions of the Purchase Agreement, the Indenture and the Guarantee and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Guarantor or any of its Material Subsidiaries is a party or by which the Guarantor or any of its Material Subsidiaries is bound or to which any of the properties or assets of the Guarantor or any of its Material Subsidiaries is subject, (except for such conflicts, breaches or violations that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such actions result in any violation of the provisions of the charter or by-laws of the Guarantor or any of its Material Subsidiaries or any statute or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Guarantor or any of its Material Subsidiaries or any of their properties or assets;

          (vii) Neither the Guarantor nor any of its Material Subsidiaries is in violation of its charter or by-laws or other constituting or organizational document; and

          (viii) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Guarantor or any of its subsidiaries (or, to the knowledge of the Guarantor, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Guarantor or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Guarantor or any of its subsidiaries or with respect to which the Guarantor or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which have not had and would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect.


                                  Exhibit C-2

                                    EXHIBIT D

                FORM OF OPINION OF CALFEE, HALTER & GRISWOLD LLP,
                U.S. COUNSEL FOR THE PARTNERS AND THE GUARANTOR,
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

               (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) The documents incorporated by reference into the Offering Circular (except for the financial statements and the notes thereto, the financial statement schedules and other financial data included therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations;

               (iii) The statements contained in the Offering Circular under the captions "Description of Securities," "Description of Our Other Indebtedness," "Underwriting" and "Certain U.S. Federal Income Tax Considerations," insofar as they describe charter documents, contracts, legal proceedings, federal and state statutes, rules and regulations and other legal matters, constitute a fair summary thereof (except for descriptions and summaries of partnership and other laws of the United Kingdom and Canada, including the laws of the provinces of Ontario and Nova Scotia, as to which we express no opinion);

               (iv) The Purchase Agreement and the Indenture have each been duly authorized, executed and delivered by the Guarantor;

               (v) The Purchase Agreement, the Indenture and the Notes have been executed and delivered by the Partners;

               (vi) The Indenture constitutes a valid and binding agreement of the Guarantor and each of the Partners, enforceable against the Guarantor and each of the Partners in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium, or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

               (vii) The Guarantee is in the form contemplated by the Indenture, has been duly authorized, executed, issued and delivered by the Guarantor and, when authenticated by the Trustee in the manner provided in the Indenture, will constitute a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium, or similar laws affecting enforcement of creditors' rights generally and


                                  Exhibit D-1
     except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

               (viii) The Notes are in the form contemplated by the Indenture, have been executed, issued and delivered by the Partners on behalf of the Partnership and, when authenticated by the Trustee in the manner provided in the Indenture, will constitute valid and binding obligations of each of the Partners, enforceable against each of the Partners in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium, or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

               (ix) The issue and sale of the Securities and the execution, delivery and performance by the Partnership and the Guarantor with all of the provisions of the Purchase Agreement, the Indenture, the Guarantee and the Notes, and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to any of the documents incorporated by reference into the Offering Circular, nor will such actions result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Guarantor; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Purchase Agreement or the Indenture or the consummation of the transactions contemplated thereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained;

               (x) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Circular to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act;

               (xi) Each of the Partnership, the Partners and the Guarantor is not, and as of the Closing Time after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended; and

               (xii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Circular.

     We have participated in conferences with officers and other representatives of the Guarantor, representatives of the independent public accountants for the Guarantor, representatives of the Initial Purchasers, special United Kingdom and Canadian counsel for the Partners and the Guarantor, and counsel for the Initial Purchasers, at which the contents of the Offering Circular and related matters were discussed. However, except as otherwise stated


                                  Exhibit D-2
herein, we have not independently checked the accuracy or completeness of, or otherwise verified, any statements of fact contained in the Offering Circular. We also reviewed the Offering Circular, the Indenture, the Purchase Agreement, the Notes, the Guarantee and certificates of certain officers of the Guarantor, opinions of the General Counsel for the Guarantor and letters from the Guarantor's independent public accountants. On the basis of the information that we gained during the course of performing the services referred to above, nothing has come to our attention that would lead us to believe that the Offering Circular, as of the date of the Offering Circular or at the Closing Time (except as to the financial statements and the notes thereto, the financial statement schedules and other financial data included or incorporated by reference therein, as to all of which we express no belief) contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                  Exhibit D-3

                                    EXHIBIT E

                       FORM OF OPINION OF MCINNES COOPER,
                CANADIAN AND NOVA SCOTIA COUNSEL OF THE PARTNERS,
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)

1. RPMCanCo is an unlimited company duly amalgamated, organized and validly existing under the laws of the Province of Nova Scotia, and has all necessary corporate power and authority to own and lease its property and assets and carry on its business, and to enter into and perform its obligations under the Documents to which it is a party or the obligations in the Documents for which it is responsible as a partner in RPM Canada.

2. RPMCIC is an unlimited company duly incorporated, organized and validly existing under the laws of the Province of Nova Scotia, and has all necessary corporate power and authority to own and lease its property and assets and carry on its business, and to enter into and perform its obligations under the Documents to which it is a party or the obligations in the Documents for which it is responsible as a partner in RPM Canada or as a partner in the U.K. Partnership.

3. RPM Canada is registered to do business in Nova Scotia under the Partnerships and Business Names Registration Act (Nova Scotia)

4. All necessary action has been taken by each of RPMCanCo and RPMCIC, in its capacity as a partner in RPM Canada, to authorize the execution and delivery of the U.K. Partnership Agreement by RPM Canada.

5. RPMCIC has the corporate power to execute, deliver and perform its obligations under the U.K. Partnership Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under the U.K. Partnership Agreement.

6. All necessary action has been taken by each of RPMCanCo and RPMCIC, in its capacity as a partner in RPM Canada, to authorize the execution and delivery of the Purchase Agreement and the Notes in its capacity as a partner in the UK Partnership and the Indenture by RPM Canada both in its capacity as a partner in the U.K. Partnership and in its capacity as a partnership.

7. All necessary action has been taken by RPMCIC, in its capacity as a partner in the U.K. Partnership, to authorize the execution and delivery of the Purchase Agreement, the Notes and the Indenture by RPMCIC.

8. RPMCIC has the corporate power to execute, deliver and perform its obligations under Article 13 of the Indenture and has taken all corporate action necessary to authorize the execution, delivery and performance of its obligations under the Indenture.


                                  Exhibit E-1

9. The U.K. Partnership Agreement has been duly executed and delivered by RPMCIC, in its capacity as a partner in the U.K. Partnership, to the extent that the laws of the Province of Nova Scotia govern such execution and delivery (such execution and physical delivery having been effected outside of the Province of Nova Scotia).

10. Each of the Purchase Agreement, the Notes and the Indenture has been duly executed and delivered by RPMCIC, in its capacity as a partner in the U.K. Partnership in the case of the Purchase Agreement and the Notes and in both its capacity as a partner in the U.K. Partnership Agreement and in its capacity as a Nova Scotia unlimited company in the case of Article 13 of the Indenture, to the extent that the laws of Nova Scotia govern such execution and delivery (such execution and physical delivery having been effected outside of the Province of Nova Scotia).

11. The execution and delivery by each of RPMCanCo and RPMCIC of, and the performance by each of them of the obligations of the U.K Partnership under, the Purchase Agreement, the notes and the Indenture, in each case in its capacity as a partner in RPM Canada, and in turn in RPM Canada's capacity as a partner in the U.K. Partnership, will not result in a breach of, or constitute a default under

     (a) any statue or regulation of the Province of Nova Scotia or any federal statute or regulation of Canada applicable in Nova Scotia;

     (b) the terms of the Memorandum of Association or Articles of Association or resolutions of the directors or shareholders of either of RPMCanCo or RPMCIC; or

     (c)  the Canadian Partnership Agreement.

12. The execution and delivery by RPMCIC of, and the performance by it of the obligations of the U.K Partnership under, the Purchase Agreement, the Notes and the Indenture, in each case in its capacity as a partner in the U.K. Partnership, and in the case of the Indenture only, in RPMCIC's capacity as a corporation, and the performance by RPMCIC of its obligations under
     Article 13 of the Indenture will not result in a breach of, or constitute a default under

     (a) any statue or regulation of the Province of Nova Scotia or any federal statute or regulation of Canada applicable in Nova Scotia;

     (b) the terms of the Memorandum of Association or Articles of Association or resolutions of the directors or shareholders of either of RPMCanCo or RPMCIC; or

     (c)  the Canadian Partnership Agreement.

13. No authorization, consent or approval of, exemption from, declaration by, qualification with, or giving of notice to, any regulatory or governmental bodies having jurisdiction


                                  Exhibit E-2
     over either of RPMCanCo or RPMCIC is required in connection with the issue and sale of the Notes by RPMCanCO or RPMCIC in their capacities as partners in RPM Canada, and in turn in RPM Canada's capacity as a partner in the U.K. Partnership.

14. No authorization, consent or approval of, exemption from, declaration by, qualification with, or giving of notice to, any regulatory or governmental bodies having jurisdiction over RPMCIC is required in connection with the issue and sale of the Notes by RPMCIC in its capacity as a partner in the UK partnership.

15. The choice of the laws of New York ("New York Law") as the governing law of the Indenture, the Notes and the Purchase Agreement (the "New York Documents") will be upheld as a valid choice of law by the courts of the Province of Nova Scotia (a "Nova Scotia Court"), provided that in each case such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other jurisdiction) and provided that in each case such choice of law is not contrary to public policy, as that term is understood under the laws of the Province of Nova Scotia and the federal laws of Canada applicable in such Province ("Nova Scotia Law"). To our knowledge, there are no reasons under present Nova Scotia Law that the choice of New York Law as the governing law of the New York Documents would be contrary to public policy, as that term is understood under Nova Scotia Law.

16. In any proceeding undertaken in a Nova Scotia Court to enforce or interpret the New York Documents, a Nova Scotia Court would, subject to paragraph 15, to the extent New York Law is pleaded and proved, enforce the applicable New York Document in accordance with New York Law, but only with respect to those matters which under Nova Scotia Law are to be determined by the proper law of the New York Document (and in particular, but without limitation, not with respect to matters of procedure or property interests or security interests that under Nova Scotia Law are to be determined by a law other than the proper law of the applicable New York Document); provided, however, that none of the provisions of the New York Documents or of New York Law is contrary to public policy, as such term is understood under Nova Scotia Law. However, a Nova Scotia Court will retain discretion to decline to hear such action if it is contrary to public policy (as that term is understood under Nova Scotia Law) for it to hear such action, or if it is not the proper forum to hear such an action, or if the proceedings in respect of the same cause of action are being brought elsewhere.

17. A Nova Scotia Court would enforce a final, conclusive and subsisting judgment in personam of any New York Court of competent jurisdiction (a "New York Court") which is not impeachable as void or voidable under New York Law enforcing the rights of holders of the Notes and the purchaser under the Purchase Agreement, under the New York Documents, as against the U.K. Partnership if:

     (a)  the judgment was for a sum certain in money;

     (b) the New York Court had jurisdiction over the subject matter and the judgment debtor, as recognized by Nova Scotia Courts and the New York Court;


                                  Exhibit E-3

     (c) the foreign judgment and the proceedings leading thereto did not involve the breach of and was not otherwise contrary to natural justice, including the fundamental rights of a person to be heard fairly;

     (d) the enforcement of the judgment would be consistent with Nova Scotia Law and would not be contrary to public policy, as that term is understood under Nova Scotia Law;

     (e) no new admissible evidence, right or defence relevant to the action accrues or is discovered prior to the rendering of judgment by an Nova Scotia Court;

     (f) there has been compliance with the limitations period (if any) of Nova Scotia Law requiring that an action be commenced in Nova Scotia within a specified period of the date of such judgment in New York; and

     (g) the enforcement of the judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory, penal or similar laws.


                                  Exhibit E-4